Exhibit 10.1

THIRD AMENDMENT

This THIRD AMENDMENT, dated as of February 8, 2017 (this “Amendment”), by and among Douglas Dynamics, Inc. (“Holdings”), Douglas Dynamics, L.L.C. (the “Company” or the “Borrower”), Douglas Dynamics Finance Company (“DD Finance”), Fisher, LLC (“Fisher”), Trynex International LLC (“Trynex”), Henderson Enterprises Group, Inc. (the survivor of a merger with DDIZ Acquisition, Inc.) (“HEG”), Henderson Products, Inc. (“HPI”) and Dejana Truck & Utility Equipment Company, LLC (“Dejana” and, together with Holdings, DD Finance, Fisher, Trynex, HEG and HPI, each a “Guarantor” and collectively, the “Guarantors”), JPMorgan Chase Bank, N.A. (“JPMorgan”), as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”), the Requisite Lenders and the Additional Term B Lender (as defined below) party hereto.

W I T N E S S E T H:

WHEREAS, the Borrower is party to that certain Amended and Restated Credit and Guaranty Agreement dated as of December 31, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Term Loan Credit Agreement”), among the Borrower, the guarantors party thereto, the lenders from time to time party thereto (the “Lenders”), the Administrative Agent, the Collateral Agent and the certain other parties from time to time party thereto;

WHEREAS, the Borrower has requested that (i) the outstanding Term Loans under the Term Loan Credit Agreement be refinanced with a new class of term loans by obtaining additional term loan commitments (the “Term B Loan Commitments”) and (ii) the Term Loan Credit Agreement be amended in the form attached hereto as Exhibit A (the “Amended Credit Agreement”) substantially concurrently with, but immediately following, the initial funding under the Term B Loan Commitments, in each case, on the terms and subject to the conditions set forth herein;

WHEREAS, Section 10.5(a) of the Term Loan Credit Agreement provides that the relevant Credit Parties and the Requisite Lenders may amend the Term Loan Credit Agreement and the other Credit Documents for certain purposes;

WHEREAS, (i) each Amendment Consenting Lender (as defined in Exhibit A) has agreed, on the terms and conditions set forth herein, to have up to all of its outstanding Term Loans either (A) converted into a like principal amount of Term B Loans (as defined in Exhibit A) effective as of the Third Amendment Effective Date (as defined below) or (B) prepaid pursuant to the Post-Closing Settlement Option (as defined herein), and (ii) if not all outstanding Term Loans are converted as described in clause (i)(A) above, JPMorgan Chase Bank, N.A. (the “Additional Term B Lender”) has agreed to provide an Additional Term B Commitment (as defined in Exhibit A) in a principal amount equal to the principal amount of Term Loans that were not converted into Term B Loans on the Third Amendment Effective Date as described in clause (i)(A) above, the proceeds of which shall be applied to repay in full such then outstanding non-converted Term Loans and to pay fees and expenses related thereto (collectively, the “Refinancing”);

WHEREAS, certain Amendment Consenting Lenders have elected to have 100% of the outstanding principal amount of the Term Loans held by such Lenders prepaid on the Third Amendment Effective Date and purchase by assignment a principal amount of Term B Loans committed to separately (or such lesser amount allocated to such Lender by the Amendment Lead Arrangers (as defined herein) (the “Post-Closing Settlement Option”);

WHEREAS, JPMorgan Chase Bank, N.A. and Wells Fargo Securities, LLC are the joint lead arrangers and joint bookrunners (the “Amendment Lead Arrangers”) for the Term B Loans;

WHEREAS, the Borrower has requested that in connection with the Refinancing, the Requisite Lenders agree (the “Required Approvals”) to certain other amendments to be made to the Term Loan Credit Agreement;

WHEREAS, the Requisite Lenders, on the terms and conditions set forth herein, are willing to provide the Required Approvals and agree to the amendments set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

I. DEFINED TERMS

Terms defined in the Term Loan Credit Agreement and not defined herein are used herein as defined therein.

II. TERM B LOANS; AMENDMENT OF THE TERM LOAN CREDIT AGREEMENT

(a)                                 Effective as of the Third Amendment Effective Date (i) each existing Lender that executes and delivers a Consenting Lender Addendum in the form attached hereto (a “Consenting Lender Addendum”) consents to this Amendment and (x) if such Lender has delivered a Consenting Lender Addendum indicating an election for the “Cashless Settlement Option” (such Lender, a “Converting Term Lender”), agrees to continue all of its existing Term Loans outstanding immediately before giving effect to this Amendment as Term B Loans on the Third Amendment Effective Date (the “Converted Term Loans”) in Dollars in a principal amount equal to such Converting Term Lender’s existing Term Loans (or such lesser amount as notified to such Converting Term Lender by the Administrative Agent prior to the Third Amendment Effective Date) or (y) if such Lender has delivered a Consenting Lender Addendum indicating an election for the “Post-Closing Settlement Option”, such Lender will be repaid on the Third Amendment Effective Date and such Lender shall purchase by assignment Term B Loans from the Additional Term B Lender in a like principal amount (or such lesser amount as notified to such Lender in writing by the Administrative Agent) as the Term Loans of such Lender that were repaid (it being understood that no Term Loans repaid pursuant to this clause (y) shall be deemed to be Converted Term Loans for purposes of the Amended Credit Agreement), and (ii) the Additional Term B Lender hereby agrees to provide to the Borrower an Additional Term B Commitment and agrees to make Term B Loans in Dollars in a single borrowing on the Third Amendment Effective Date in accordance with the Amended Credit Agreement. For purposes hereof, the Additional Term B Lender shall become a party to the Amended Credit Agreement as a Lender as of the Third Amendment Effective Date by executing and delivering to the Administrative Agent, on or prior to the Third Amendment Effective Date, a Lender Addendum (Additional Term Lender) in the form attached hereto (a “Lender Addendum (Additional Term Lender)” in its capacity as a Lender.  For the avoidance of doubt, the existing Term Loans of a Converting Term Lender must be continued in whole (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Third Amendment Effective Date) and may not be continued in part.

(b)                                 The continuation of Converted Term Loans may be implemented pursuant to other procedures specified by the Amendment Lead Arrangers, including by repayment of Converted Term Loans of a Converting Term Lender followed by a subsequent assignment to it of Term B Loans in the same amount.

(c)                                  As of the Third Amendment Effective Date, the Term Loan Credit Agreement is hereby amended to delete the (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Term Loan Credit Agreement attached as Exhibit A hereto.

III. EFFECT ON THE CREDIT DOCUMENTS

Except as expressly provided herein, all of the terms and provisions of the Term Loan Credit Agreement and the other Credit Documents are and shall remain in full force and effect. This Amendment shall constitute a Credit Document for all purposes of the Term Loan Credit Agreement and the other Credit Documents.  Provisions of this Amendment are deemed incorporated into the Term Loan Credit Agreement as if fully set forth therein. To the extent required by the Term Loan Credit Agreement, the Borrower and the Administrative Agent hereby consent to the Additional Term B Lender becoming a Lender under the Term Loan Credit Agreement on the Third Amendment Effective Date.

IV. CONDITIONS

This Amendment shall become effective on the date of satisfaction of the following conditions precedent (such date, the “Third Amendment Effective Date”):

(a)                                 The Administrative Agent shall have received an executed signature page to this Amendment from (i) each applicable Credit Party, (ii) the Administrative Agent, (iii) the Additional Term B Lender (in the form of a Lender Addendum (Additional Term Lender)) and each Converting Term Lender (in the form of a Consenting Lender Addendum) and (iv) Lenders constituting the Requisite Lenders (in the form of a Consenting Lender Addendum).

(b)                                 The Administrative Agent, the Requisite Lenders, the Additional Term B Lender, and their respective counsel shall have received originally executed copies of the favorable written opinion of Foley & Lardner LLP, counsel for the Credit Parties, in form and substance satisfactory to the Administrative Agent, dated as of the Third Amendment Effective Date (and each Credit Party hereby instructs such counsel to deliver such opinion to the Administrative Agent, the Requisite Lenders and the Additional Term B Lender).

(c)                                  The Administrative Agent shall have received (i) copies of each Organizational Document for each Credit Party, certified as of a recent date prior to the Third Amendment Effective Date by the appropriate governmental official or, as applicable, by an officer of such Credit Party, (ii) signature and incumbency certificates of the officers of each Credit Party executing the Credit Documents to which it is a party, (iii) resolutions of the Board of Directors or similar governing body of each Credit Party approving and authorizing the execution, delivery and performance of this Amendment and the other Credit Documents to which it is a party, certified as of the Third Amendment Effective Date by its secretary or an assistant secretary as being in full force and effect without modification or amendment, (iv) a good standing certificate from the applicable Governmental Authority of each Credit Party’s jurisdiction of incorporation, organization or formation and in each jurisdiction in which it is qualified as a foreign corporation or other entity to do business, each dated a recent date prior to the Third Amendment Effective Date, and (v) such other documents as the Administrative Agent may reasonably request.

(d)                                 The Administrative Agent shall have received, at least five (5) Business Days in advance of the Third Amendment Effective Date, all documentation and other information required by Governmental Authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including, without limitation, as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001.

(e)                                  All fees, expenses and other amounts due and payable to the Amendment Lead Arrangers, the Agents, the Additional Term B Lender and the Requisite Lenders on the Third Amendment Effective Date shall have been paid or shall have been authorized to be deducted from the proceeds of the funding of the Term B Loans.

(f)                                   The Administrative Agent shall have received a certificate of an Authorized Officer of the Borrower dated the Third Amendment Effective Date certifying that (a) the representations and warranties contained in the Term Loan Credit Agreement and the other Credit Documents are true and correct in all material respects (or in all respects, if qualified by materiality) on and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (or in all respects, if qualified by materiality) on and as of such earlier date, and (b) both before and after giving effect to the making of the Term B Loans, no Event of Default under the Term Loan Credit Agreement exists on the Third Amendment Effective Date.

(h)                                 The Borrower shall have provided the Administrative Agent with a Funding Notice substantially in the form of Exhibit A-1 to the Term Loan Credit Agreement no later than 10:00 a.m. (New York City time) at least three Business Days in advance of the Third Amendment Effective Date with respect to the borrowing of Additional Term B Loans (as defined in Exhibit A) on the Third Amendment Effective Date.

SECTION V. REAFFIRMATION

By signing this Amendment, each Credit Party hereby confirms that (a) its obligations and liabilities under the Term Loan Credit Agreement as modified hereby (including with respect to the Term B Loans contemplated by this Amendment) and the other Credit Documents to which it is a party remain in full force and effect on a continuous basis after giving effect to this Amendment, (b) the Secured Parties remain entitled to the benefits of the Guaranty and the security interests set forth or created in the Collateral Documents and the other Credit Documents, (c) notwithstanding the effectiveness of the terms hereof, the Collateral Documents and the other Credit Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects and (d) the Additional Term B Lender shall be a “Secured Party” and a “Lender” for all purposes of the Term Loan Credit Agreement and the other Credit Documents.  Each Credit Party ratifies and confirms that all Liens granted, conveyed, or assigned to any Agent by such Person pursuant to each Credit Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as increased hereby.

SECTION VI. EXPENSES

The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable and invoiced fees, charges and disbursements of one counsel in each applicable jurisdiction to the Administrative Agent.

SECTION VII. MISCELLANEOUS

(a)                                 This Amendment and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with the laws of the State of New York without regard to conflict of law principles thereof that would result in the application of the laws of another jurisdiction.

(b)                                 EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AMENDMENT.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AMENDMENT, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS AMENDMENT, WHICH EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AMENDMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS.  EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION OF THIS AMENDMENT AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS OR MODIFICATIONS HERETO OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS AMENDMENT.  IN THE EVENT OF LITIGATION, THIS AMENDMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(c)                                  This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all of such counterparts together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic file shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow.]

DOUGLAS DYNAMICS, INC.
DOUGLAS DYNAMICS, L.L.C.
DOUGLAS DYNAMICS FINANCE COMPANY
FISHER, LLC
TRYNEX INTERNATIONAL LLC
HENDERSON ENTERPRISES GROUP, INC.
HENDERSON PRODUCTS, INC.
DEJANA TRUCK & UTILITY EQUIPMENT COMPANY, LLC

By:	/s/ James L. Janik
Name: James L. Janik
Title: Chief Executive Officer

[Signature Page to Third Amendment]

JPMORGAN CHASE BANK, N.A., as
Administrative Agent, as Collateral Agent and
as a Lender

By:	/s/ Danielle M. Clarke
Name: Danielle M. Clarke
Title: Authorized Signer

[Signature Page to Third Amendment]